SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


                Date of Report - December 27, 1995
                 (Date of earliest event reported)


                     Questar Pipeline Company
        (Exact name of registrant as specified in charter)



     STATE OF UTAH                0-14147            87-0307414
(State or other juris-         (Commission        (I.R.S. Employer
diction of incorporation        File No.)        Identification No.)
   or organization)




        79 South State Street, Salt Lake City, Utah  84147
             (Address of principal executive offices)


 Registrant's telephone number, including area code (801) 530-2400




                          Not Applicable
  (Former name or former address, if changed since last report.)


                             FORM 8-K
                          CURRENT REPORT

Item 5.  Other Events.

     On December 27, 1995, Questar Pipeline Company (Questar Pipeline), a wholly owned subsidiary of Questar Corporation, announced that it will not complete the purchase of Kern River Corporation, which is a wholly owned subsidiary of Tennessee Gas Pipeline Company and which is one of two equal partners in the Kern River Gas Transmission Company. (See Questar Pipeline's Current Report on Form 8-K dated September 8, 1995, announcing the purchase.) This decision was made after the Federal Trade Commission determined that it would oppose the transaction.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     Exhibit No.    Exhibit

       99.1         Press release issued on December 27, 1995.


                            SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                              QUESTAR PIPELINE COMPANY
                                  (Registrant)



January 3, 1996               By /s/A. J. Marushack
    (Date)                          A. J. Marushack
                                    President and
                                    Chief Executive Officer